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                           INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT (this "Agreement"), made and entered into as of the 31st day of December, 1996, by and between WEEKS CORPORATION, a Georgia corporation (the "Company"), and HAROLD S. LICHTIN, a director and an officer of the Company ("Indemnitee"). For the purposes of this Agreement, all references to the "Company" shall include all subsidiaries, affiliates, corporations, partnerships, joint ventures, enterprises, employee benefit plans, trusts and other entities on behalf of which Indemnitee serves or will serve at the Company's request as an officer, director, partner, trustee, employee or agent or in a related capacity, including, without limitation, Weeks GP Holdings, Inc., a Georgia corporation, and Weeks LP Holdings, Inc., a Georgia corporation.

                                  WITNESSETH:
                                  -----------
          WHEREAS, Indemnitee has agreed to serve, at the request of the Company, as a director and an officer of the Company; and

          WHEREAS, Indemnitee is willing to serve as a director of the Company on the condition that he be indemnified, and that he have litigation expenses advanced, to the maximum extent permitted by law;

          NOW, THEREFORE, in consideration of Indemnitee's agreement to serve as a director and an officer of the Company, and for other good and valuable
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consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

          1.    Mandatory Indemnification.
                -------------------------
          (a) The Company shall indemnify and hold harmless Indemnitee to the maximum extent provided for in this Agreement, and, to the extent that applicable law from time to time in effect shall permit indemnification that is broader than provided in this Agreement, then to the maximum extent authorized by law. All amounts payable under the Company's indemnification obligation shall be paid within thirty (30) days of Indemnitee's request therefor.

          (b) In connection with any threatened, pending or completed claim, action, suit or proceeding to which Indemnitee is made or is threatened to be made a named defendant or respondent ("Party"), whether civil, criminal, administrative or investigative, and whether formal or informal, except for those actions set forth in Section 1(f) hereof (an "Action"), but not including any Action by or in the right of the Company (a "Derivative Action"), the Company hereby agrees to indemnify and hold Indemnitee harmless from and against any judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), interest and reasonable expense (including attorney's fees) actually incurred by him by reason of the fact that Indemnitee is or was an officer, director, employee or agent of the Company, or has liability under Section 11(a) of the Securities Act of 1933, as amended, or is or was serving at the request of the Company as an officer, director, agent or fiduciary of any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, provided, however, that Indemnitee acted in a manner
                           --------  -------
he believed in good faith to be in or not opposed to the best interests of the Company, and with respect to any criminal Action, Indemnitee had no reasonable cause to believe his conduct was unlawful, and with respect to an employee benefit plan, Indemnitee acted in a manner he believed in good faith to be in

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the interests of the participants in and beneficiaries of the plan.  Whether an
Action is threatened, and whether Indemnitee is threatened to be made a Party thereto, shall be determined by Indemnitee in his reasonable judgment.

          (c) In connection with any Derivative Action, the Company hereby agrees to indemnify and hold Indemnitee harmless from and against any reasonable expenses actually incurred by him (including amounts paid in settlement but not including amounts paid as a judgment, penalty or fine in respect of any such action) by reason of the fact that Indemnitee is or was an officer, director, partner, trustee, employee or agent of the Company; provided, however, that
                                                    --------  -------
Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

          (d) The termination of any Action by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in a manner which he believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Action, had reasonable cause to believe that his conduct was unlawful.

          (e) Notwithstanding any foregoing provision to the contrary, under no circumstance shall the Company indemnify or hold Indemnitee harmless from and against any liability for judgments, settlements, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), or expenses (including attorney's fees) incurred by Indemnitee in a proceeding in which Indemnitee is adjudged liable to the Company or is subjected to injunctive relief in favor of the Company (i) for any appropriation, in violation of his duties, of any business opportunity of the Company, (ii) for acts or omissions that involve intentional misconduct or knowing violation of law, (iii) for the

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types of liability set forth in Section 14-2-832 of Georgia Business Corporation
Code, or (iv) for any transaction from which he received an improper personal benefit.

          (f) Notwithstanding any foregoing provision to the contrary, under no circumstance shall the Company indemnify or hold Indemnitee harmless from and against any liability for judgments, settlements, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), or expenses (including attorney's fees) incurred by Indemnitee in a proceeding in which Indemnitee is adjudged liable to the Company or any the Company's affiliates or is subjected to injunctive relief in favor of the Company or any of the Company's affiliates (i) in connection with the Employment Agreement by and between Indemnitee and the Company dated as of the date hereof, (ii) in connection with the Noncompetition Agreement by and between Indemnitee and the Company (as defined therein) dated as of the date hereof, or (iii) in connection with any other agreement which is executed by Indemnitee in connection with the acquisition of the assets of Lichtin Properties, Inc. ("Lichtin") and certain of Lichtin's affiliates by the Company and by certain of the Company's affiliates.

          2.   Partial Indemnification.  If Indemnitee is entitled under any
               -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any liability (including judgments, settlements, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), interest or reasonable expenses (including attorney's fees)) actually incurred by him but not entitled to indemnification for all of the total amount thereof, the Company shall indemnify Indemnitee for such portion thereof to which Indemnitee is entitled.

          3.   Advancement of Expenses.  The Company agrees to pay, in advance
               -----------------------

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of the final disposition of any Action (including, for this purpose, any proceeding in Section 5 hereof) and within ten (10) days after Indemnitee's written request, all reasonable expenses incurred by Indemnitee in defending or acting as a witness in connection with such Action, including but not limited to the investigation, defense, settlement or appeal of any Action, to which Indemnitee is a Party or threatened in the reasonable judgment of Indemnitee to be made a Party by reason of the fact that Indemnitee is or was an officer, director, employee or agent of the Company, or has liability under Section 11(a) of the Securities Act of 1933, as amended, or is or was serving at the request of the Company as an officer, director, agent or fiduciary of any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise. Indemnitee shall furnish the Company (i) a written affirmation of his good faith belief that Indemnitee has met the standard of conduct set forth in Section 1(b) of 1(c) hereof; and (ii) a written undertaking, executed personally or on Indemnitee's behalf, to repay any advances if it is ultimately determined that Indemnitee is not entitled to indemnification. Indemnitee agrees to reimburse the Company for any such advancement if, when and to the extent it is ultimately determined (by a court in a proceeding described in Section 5 or otherwise) that Indemnitee is not entitled to indemnification pursuant to this Agreement.

          4.   Indemnification in Specific Actions.
               -----------------------------------

          (a) The determination of whether, with respect to any specific Action, Indemnitee has met the applicable standard of conduct set forth in Section 1(b) or Section 1(c) hereof and is entitled to indemnification pursuant to Section 1 hereof shall be made (i) by a majority vote of a quorum of members of the Board of Directors of the Company not at the time parties to the Action; (ii) if the quorum required by the foregoing clause (i) cannot be obtained, by a majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties to the Action may participate) and

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consisting solely of two or more members of the Board of Directors not at the time parties to the Action; (iii) if a determination cannot be made under (i) or
(ii) above, in a written opinion by independent legal counsel, selected by the Board of Directors or its committee in the manner described in the foregoing clauses (i) or (ii) (or, if a quorum of the Board of Directors as required by the foregoing clause (i) cannot be obtained and a committee cannot be designated as required by the foregoing clause (ii), by a majority vote of the full Board of Directors (in which selection directors who are parties to the Action may participate); or (iv) if agreed to by Indemnitee, by the vote of a majority of shares of the Company entitled to vote thereon (excluding shares owned by, or the voting of which is controlled by, directors who at the time are parties to the Action).

          (b) In the event that the determination is made that Indemnitee is entitled to indemnification or advancement of expenses in a specific Action pursuant to Section 1 hereof, such a determination is binding upon the Company in any subsequent proceedings in connection with such Action.

          5.   Enforcement of this Agreement.
               -----------------------------

          (a) Reasonable expenses incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company, unless Indemnitee is determined not to be entitled to indemnification for any liability or expense hereunder. In the event that Indemnitee is a party to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any expenses

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actually and reasonably incurred by him.

          (b) In any proceeding in which the validity or enforceability of this Agreement is at issue, or in which Indemnitee seeks an adjudication or award in arbitration to enforce his rights hereunder, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification hereunder.

          6.   Termination of Service.  Indemnitee's right to indemnification
               ----------------------
and advancement of expenses pursuant to this Agreement shall continue regardless of whether Indemnitee has ceased for any reason to be a director of the Company and shall inure to the benefit of the heirs of Indemnitee and the executors or administrators of Indemnitee's estate.

          7.   Maintenance of Directors and Officers Liability Insurance.  In
               ---------------------------------------------------------
the event the Company maintains policies of Directors and Officers Liability Insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors.

          8.   Subrogation.  In the event Indemnitee receives a payment under
               -----------
this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          9.   No Duplication of Payments.  The Company shall not be liable
               --------------------------
under this Agreement to make any payment in connection with any Action to the extent Indemnitee has otherwise actually received payment (under any insurance policy, bylaw provision or otherwise) of the amounts otherwise indemnifiable hereunder.

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          10.  Non-Exclusivity.  Indemnitee's rights under this Agreement shall
               ---------------
be in addition to, and not in lieu of, any other rights Indemnitee may have under any provision of the Company's Articles of Incorporation or Bylaws, the Georgia Business Corporation Code or pursuant to any Directors or Officers Liability Insurance. Nothing in this Agreement shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any provision of the Company's Articles of Incorporation or Bylaws, the Georgia Business Corporation Code or pursuant to any Directors and Officers Liability Insurance, but the rights to indemnification hereunder shall in any event apply notwithstanding any contrary provision in, or conflict with, any provision of the Company's Articles of Incorporation or Bylaws, unless prohibited by law.

          11.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by merger or consolidation as provided in the Georgia Business Corporation Code), heirs, executors and administrators.

          12.  Governing Law.  This Agreement shall be deemed to be made in, and
               -------------
in all respects shall be interpreted, construed, and governed by and in accordance with the laws of, the State of Georgia (without regard to the conflict of laws principles thereof).

          13.  Severability.  The Company and Indemnitee agree that the
               ------------
agreements and provisions contained in this Agreement are severable and divisible, that each such agreement and provision does not depend upon any other provision or agreement for its enforceability, and that each such agreement and provision set forth herein constitutes an enforceable obligation between the Company and Indemnitee. Consequently, the parties hereto agree that neither the invalidity nor the unenforceability of any provision of this Agreement shall

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affect the other provisions hereof, and this Agreement shall remain in full force and effect and be construed in all respects as if such invalid or unenforceable provision were omitted.

          14.  Certain Amendments.  The Company may enter into any amendment to
               ------------------
this Agreement required by applicable law without shareholder approval of such amendment, unless shareholder approval is required by applicable law.

          15.  Letter of Credit.  In order to secure the obligations of the
               ----------------
Company to indemnify and advance expenses to Indemnitee pursuant to this Agreement, the Company shall obtain and maintain for the benefit of Indemnitee, for a period of five years from the time of any Change in Control, an irrevocable standby letter of credit naming Indemnitee as the sole beneficiary (the "Letter of Credit"). The Letter of Credit shall be in an appropriate amount, not less than $1,000,000, issued by a financial institution having assets in excess of $100,000,000, and contain terms and conditions reasonably acceptable to Indemnitee. The Letter of Credit shall provide that Indemnitee may from time to time draw certain amounts thereunder, upon written certification by Indemnitee to the issuer of the Letter of Credit that (a) Indemnitee has made a written request upon the Company for an amount not less than the amount he is drawing under the Letter of Credit and that the Company has failed or refused to provide him with such amount in full within thirty (30) days after receipt of the request, or to advance expenses within ten (10) days after receipt of the request, (b) Indemnitee believes that he is entitled under the terms of this Agreement to the amount that he is drawing under the Letter of Credit, and (c) there has not been a determination as contemplated under this Agreement that Indemnitee is not entitled to indemnification under this Agreement. The issuance of the Letter of Credit shall not in any way diminish the Company's obligation to indemnify Indemnitee to the full extent required by

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this Agreement.  For the purposes hereof, a "Change in Control" shall be deemed to have occurred if (i) any "Person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the corporation or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

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          IN WITNESS WHEREOF, the parties hereto have entered into this
Agreement as of the date first above written.


[CORPORATE SEAL]              WEEKS CORPORATION

Attest:


By:                           By:
    --------------------          -------------------------------
    Secretary                     Name:
                                  Title:



                              INDEMNITEE



                              ------------------------------------
                              Harold S. Lichtin

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